SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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CITIZENS COMMUNITY BANCORP, INC.

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(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
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CITIZENS COMMUNITY BANCORP, INC.
2174 EASTRIDGE CENTER
EAU CLAIRE, WISCONSIN 54701
Notice of Annual Meeting of Shareholders
to be held on March 27, 2014
The Annual Meeting of Shareholders of Citizens Community Bancorp, Inc., a Maryland corporation (the “Corporation” or “Citizens”), will be held at the Eau Claire Golf and Country Club located at 828 Clubview Lane, Altoona, Wisconsin 54720, on Thursday, March 27, 2014, at 4:00 p.m. local time, for the following purposes:

1	.	To elect two directors to serve, each for a three-year term.

2	.	To approve the ratification of the appointment of Baker Tilly Virchow Krause, LLP as Citizens’ independent registered public accounting firm for the fiscal year ending September 30, 2014.

3	.	To approve a non-binding advisory proposal on executive compensation.

4	.	To take action with respect to any other matters that may be properly brought before the meeting and that might be considered by the shareholders of a Maryland corporation at their Annual Meeting.
By order of the Board of Directors

Edward H. Schaefer,
President and CEO
Eau Claire, Wisconsin
January 27, 2014
Shareholders of record at the close of business on January 13, 2014 are entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof. Your vote is important to ensure that a majority of our stock is represented. Whether or not you plan to attend the meeting in person, please vote your shares by phone, via the Internet or by completing, signing, dating and returning the enclosed proxy card promptly in the enclosed envelope. If you send in your proxy card or vote by telephone or the Internet, you may still decide to attend the annual meeting and vote your shares in person. Your proxy is revocable in accordance with the procedures set forth in the accompanying proxy statement. Shareholders holding shares in brokerage accounts (“street name” holders) who wish to vote at the annual meeting will need to obtain a proxy form and voting instructions from the institution that holds their shares.

As noted above, shareholders of record may also vote by the Internet or telephone. Voting by the Internet or telephone is fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help us reduce postage and proxy tabulation costs. The Internet and telephone voting facilities will close at 3:00a.m. eastern time on March 27, 2014.
Or, if you prefer, you can return the enclosed proxy card in the envelope provided.
PLEASE DO NOT RETURN THE ENCLOSED PROXY CARD IF YOU ARE VOTING OVER THE INTERNET OR BY TELEPHONE.

PROPOSAL 3: NONBINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION	17
VOTE REQUIRED FOR APPROVAL	18
BOARD OF DIRECTORS RECOMMENDATION	18
ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K	18
SHAREHOLDER PROPOSALS	19
OTHER MATTERS	20

CITIZENS COMMUNITY BANCORP, INC.
2174 EASTRIDGE CENTER
EAU CLAIRE, WISCONSIN 54701
Proxy Statement for the 2014 Annual Meeting of Shareholders
to be Held on March 27, 2014
Important Notice Regarding the Availability of Proxy Materials for the
2014 Annual Meeting of Shareholders to be Held on March 27, 2014:
The Notice of Annual Meeting, this Proxy Statement and the Accompanying Annual Report are Available on the Internet at: www.cfpproxy.com/6089
This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Citizens Community Bancorp, Inc. of proxies, in the accompanying form, to be used at the Annual Meeting of Shareholders (the “Annual Meeting”) of Citizens for the purposes set forth in the accompanying Notice of Annual Meeting to be held on March 27, 2014 and any adjournments thereof. Only shareholders of record at the close of business on January 13, 2014 will be entitled to notice of and to vote at the Annual Meeting.
Our principal executive offices are located at 2174 EastRidge Center, Eau Claire, Wisconsin 54701. It is expected that this Proxy Statement and the form of Proxy will be mailed to shareholders on or about January 27, 2014.

GENERAL INFORMATION
Proxies and Voting Procedures
Shareholders can vote by completing and returning a proxy card in the form accompanying this Proxy Statement or, if shares are held in “street name,” by completing a voting instruction form provided by your broker. Shareholders of record can also vote over the Internet or by telephone. If Internet and telephone voting are available to you, you can find voting instructions in the materials accompanying this Proxy Statement. The Internet and telephone voting facilities will close at 3:00 a.m. (eastern time) on March 27, 2014. Please be aware that if you vote over the Internet or by telephone, you may incur costs such as telephone and Internet access charges for which you will be responsible.
The shares represented by each validly executed proxy received in time will be voted at the Annual Meeting and, if a choice is specified in the proxy, it will be voted in accordance with that specification. If no instructions are specified in a signed proxy returned to Citizens, the shares represented thereby will be voted FOR the election of the directors listed in the enclosed proxy card, FOR the ratification of Baker Tilly Virchow Krause, LLP as Citizens’ independent registered public accounting firm for the fiscal year ending September 30, 2014 and FOR approval of the non-binding advisory proposal on executive compensation. If any other matters are properly presented at the Annual Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named as proxies and acting thereunder will have the authority to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Annual Meeting is adjourned or postponed, a proxy will remain valid and may be voted at the adjourned or postponed meeting. As of the date of printing of this Proxy Statement, we do not know of any other matters that are to be presented at the Annual Meeting other than the matters referred to in the accompanying Notice of Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is intended that the persons named in the proxy will vote on such matters in accordance with their judgment.
Shareholders may revoke proxies at any time to the extent they have not been exercised by giving us written notice or by a later executed proxy via the Internet, by telephone or by mail. Attendance at the Annual Meeting will not automatically revoke a proxy, but a shareholder attending the Annual Meeting may request a ballot and vote in person, thereby revoking a prior granted proxy. The cost of solicitation of proxies will be borne by Citizens. Solicitation will be made primarily by use of the mail; however, some solicitation may be made by our employees, without additional compensation, by telephone, by facsimile or in person. We have also retained Regan and Associates to assist us with the solicitation of proxies for the Annual Meeting for a fee of not less than $5,500 plus a reasonable amount to cover the expenses of such solicitation firm.
Shareholders Entitled to Vote
Only shareholders of record at the close of business on January 13, 2014 will be entitled to notice of and to vote at the Annual Meeting. On the record date, we had outstanding 5,153,577 shares of our common stock, $0.01 par value per share (the “Common Stock”), entitled to one vote per share.

Quorum; Required Vote
A majority of the votes entitled to be cast at the Annual Meeting, represented either in person or by proxy, shall constitute a quorum with respect to the meeting. Approval of the election of the nominee directors requires a plurality of the shares represented at the Annual Meeting, meaning that the two individuals receiving the largest number of votes are elected as directors. Both the ratification of the appointment of the independent registered public accounting firm and approval of the non-binding proposal on executive compensation requires the affirmative vote of a majority of the outstanding shares cast, in person or by proxy, at the Annual Meeting by the holders of the Common Stock. Abstentions and broker nonvotes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instructions from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) will count toward the quorum requirement but will not count toward the determination of whether the directors are elected or the other proposals are approved. The Inspector of Election appointed by our Board of Directors will count the votes and ballots.
Certain shares of our issued and outstanding Common Stock are held by participants in our 401(k) Profit Sharing Plan (the “401(k) Plan”). If you hold shares of our Common Stock in the 401(k) Plan, the trustee for the 401(k) Plan will vote the shares you hold through the plan as you direct. We will provide plan participants who hold Common Stock through the plan with forms on which participants may communicate their voting instructions. In the event that a 401(k) Plan Participant fails to give timely voting instructions to the Trustee with respect to the voting of shares of our Common Stock at the Annual Meeting that are allocated to the participant in the 401(k) Plan, then the Trustee shall vote such shares in such manner as directed by the Plan Administrator.
MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
PROPOSAL 1:
ELECTION OF DIRECTORS
It is intended that shares represented by proxies in the enclosed form will be voted FOR the election of the nominees in the following table to serve as directors. Our Board of Directors is divided into three classes, with the term of office of each class ending in successive years. Two directors are to be elected at the Annual Meeting to serve for a term of three years expiring at our annual meeting of shareholders in 2017 and four directors will continue to serve for the terms designated in the following schedule.
As indicated below, all persons nominated by the Board of Directors are incumbent directors. We anticipate that the nominees for election as directors will be candidates when the election is held. However, if any of the nominees should be unable or unwilling to serve, the proxies, pursuant to the authority granted to them by the Board of Directors, will have discretionary authority to select and vote for substituted nominees (except where the proxy withholds authority with respect to the election of directors). As noted above, our directors are elected by a plurality of the votes cast by holders of our Common Stock, which means the individuals who receive the largest number of votes cast by holders of the Common Stock entitled to vote in the election of directors are elected as directors up to the maximum number of directors (two in the case of the Annual Meeting) to be chosen at the Annual Meeting.
Directors’ Qualifications
Below is information as of the date of this proxy statement about each nominee for election to the Board of Directors at the Annual Meeting and each other director whose term continues after the Annual Meeting. The information presented includes information each nominee or continuing director has given Citizens about his or her age, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years. The information presented also includes a description for each director of the specific experience, qualifications, attributes and skills that led to the conclusion that he or she should serve as a director. Our Nominating Committee regularly evaluates the mix of experience, qualifications, attributes and skills of the Corporation’s directors using a matrix of areas that the Committee considers important for Citizens’ business. In addition to the information presented below regarding the nominee’s specific experience, qualifications, attributes and skills that led the Nominating Committee to the conclusion that the nominee should serve or continue to serve as a director, the Nominating Committee also considered the qualifications and criteria described below under “Corporate Governance Matters – Director Nominations” with the objective of creating a complementary mix of directors.
Board of Directors Recommendation
The Board of Directors recommends a vote FOR the election of Richard McHugh and Michael L. Swenson to serve as directors of Citizens for a three year term.

Name, Principal Occupation for Past Five Years and Directorships	Age	Director Since (1)
Nominees for election at the Annual Meeting (Class of 2017): RICHARD MCHUGH	71	1985
Mr. McHugh has served as the Chairman of our Board since 1988 and has been the majority owner and President of Choice Products USA, LLC for the past 13 years. Choice Products is engaged in the national distribution of products for the fundraising industry. The Chairman of the Board is not considered one of our officers or employees. The Board of Directors benefits from Mr. McHugh’s leadership and business acumen in the Eau Claire community, as well as his tenure on the Board of Directors and indepth knowledge of the business.

MICHAEL L. SWENSON	63	2010
Mr. Swenson has served as a member of our Board since May, 2011. Mr. Swenson retired in 2012. Prior to his retirement, Mr. Swenson was the President and CEO of Northern States Power Company – Wisconsin (an Xcel Energy Company and an electric and natural gas utility holding company) in Eau Claire, Wisconsin and had served as an engineer in various executive roles with Xcel Energy for over a decade. The Board of Directors benefits from Mr. Swenson’s executive and leadership expertise all of which led to the conclusion that he should serve as a director of Citizens.

Incumbent Directors (Class of 2015): BRIAN R. SCHILLING	59	1987
Mr. Schilling has served as a principal of Bauman Associates, Ltd., a certified public accounting firm, since 1990. Mr. Schilling previously served as the Managing Partner of Bauman Associates. The Board of Directors benefits from Mr. Schilling’s skills, leadership and operational experience related to accounting, tax and finance matters and his qualification as an “audit committee financial expert” under the Securities and Exchange Commission’s rules, all of which led to the conclusion that he should serve as a director of Citizens.

DAVID B. WESTRATE	70	1991
Mr. Westrate has been a private investor since 1996. Prior to retirement, Mr. Westrate was the owner of a direct mail business. The Board of Directors benefits from Mr. Westrate’s entrepreneurial, leadership and human resources experience. He is an experienced director of Citizens Community Bancorp, Inc., providing him with important insight into the business and markets in which it competes.

Incumbent Directors (Class of 2016): TIMOTHY A. NETTESHEIM
	57	2010
Mr. Nettesheim has served as our Vice Chairman of the Board since 2011, which is not considered one of our officers or employees. Mr. Nettesheim is a director and a shareholder of Reinhart Boerner Van Deuren s.c. (“Reinhart”), a law firm headquartered in Milwaukee, Wisconsin, where Mr. Nettesheim has been practicing law for over 25 years. The Board of Directors benefits from Mr. Nettesheim’s skills and professional experience related to corporate law and the financial services and the banking industry, all of which led to the conclusion that he should serve as a director of Citizens.

JAMES R. LANG	70	2012
Mr. Lang has over 35 year’s leadership experience in the financial service and manufacturing industries with emphasis on strategic realignment, revenue enhancement, mergers and acquisitions and financial performance. Mr. Lang has been the owner and President of Advantech Manufacturing, Inc., a company engaged in the business of manufacturing products for the dry particle sizing industry, since April 1998. Additionally, Mr. Lang has held several executive positions at Firstar Bank. Most recently serving as Chairman, President and Chief Executive Officer at Firstar Bank Iowa, NA from April 1991 to April 1996. Mr. Lang brings to the Board of Directors substantial experience in the banking industry and extensive leadership experience, all of which led to the conclusion that he should serve as a director of Citizens.

(1)	Includes service as a director of the Bank and its predecessors.
DIRECTOR COMPENSATION
General Information
Each of our non-employee directors, except our Chairman and Vice-Chairman, receives an annual retainer of $12,000. Our Chairman receives an annual retainer of $18,000 and our Vice-Chairman receives an annual retainer of $14,000. Additionally, each director receives $1,000 for each Board meeting attended. In addition to the foregoing amounts, the members of our Compensation Committee and Audit Committee each receive an additional annual retainer of $3,000. Moreover, the chairman of each of our Compensation Committee and Audit Committee receive an additional $500 per meeting for attendance at each meeting of the Compensation Committee and Audit Committee.
We maintain a Director Retirement Plan, which is an unfunded, non-contributory defined benefit plan, providing for supplemental pension benefits for our directors. Benefits are based on a formula that includes participants’ past and future earnings and years of service with Citizens. This retirement plan is administered by the Compensation Committee, which selects participants in the plan. Director McHugh is credited with one month of service under the plan for each month served since August 1, 2002. The remaining directors are credited with one month of service under the plan for every two months of service since August 1, 2002. The benefits under the plan are monthly payments for the lesser of 120 months or actual months of service under the plan, rounded up to the next full quarter end. Non-employee directors McHugh, Westrate and Schilling are participants in the plan. Mr. Nettesheim, Mr. Swenson, and Mr. Lang are not participants in the plan. Director McHugh has quarterly benefits of $4,500 per quarter, and non-employee directors Westrate and Schilling have quarterly benefits of $2,000 per quarter. Unless a vesting schedule is included in a participant’s plan agreement, each participating director is fully vested in the benefits under the plan upon executing the plan agreement. The benefits under the plan are unfunded and unsecured and are merely promised by Citizens. We are under no obligation to fund the plan in advance; however, if we chose to do so, such funded amounts would be automatically expensed at the time of funding. We accrue for the new liability under this plan based on a present value calculation. Benefits are expensed on a straight line basis over the remaining months until eligible retirement. Effective as of September 30, 2009, no director elected or selected (that was not an existing director as of such date) to become a director of Citizens after that date is eligible to participate in the Director Retirement Plan. All benefits owing our directors under this plan are vested. As of September 30, 2013, the accumulated present value of the benefit accrued under this plan for each of Mr. McHugh, Mr. Westrate and Mr. Schilling was $186,058, $61,223 and $49,109, respectively. The aggregate decrease in the actuarial present value calculation of each named director’s accumulated benefit under our Director Retirement Plan, used the same assumptions and measurement dates used for financial reporting purposes with respect to our audited financial statements for the applicable fiscal year. See the caption “Note 11 – Retirement Plans” in the Notes to our Consolidated Financial Statements in the fiscal year 2013 Annual Report on Form 10-K, which was filed with the Commission on December 9, 2013, and such information is incorporated herein by reference. Effective as of September 30, 2009, no director elected or selected (that was not an existing director as of such date) to become a director of Citizens after that date is eligible to participate in the Director Retirement Plan.
Director Summary Compensation Table
The following table summarizes the director compensation for fiscal year 2013 for all of our non-employee directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards (1)	Stock Awards (2)	Total ($)
Richard McHugh	$36,000	$—	$—	$36,000
David B. Westrate	$34,000	$—	$—	$34,000
Brian R. Schilling	$30,000	$—	$—	$30,000
Timothy A. Nettesheim	$32,000	$—	$—	$32,000
Michael L. Swenson	$27,000	$—	$—	$27,000
James R. Lang	$27,000	$—	$—	$27,000

(1)	For fiscal year 2013, there were no option awards granted.

(2)	For fiscal year 2013, there were no restricted stock awards granted.

DIRECTORS’ MEETINGS AND COMMITTEES
Directors and Director Attendance
Our Board of Directors held 12 meetings in fiscal 2013, and during fiscal 2013 all of our nominee and incumbent directors attended at least 75% of the meetings of our Board of Directors and the committees thereof on which they served.
Executive sessions or meetings of outside (non-management) directors without management present are included on the agenda for each regularly scheduled Board of Directors meeting for a general discussion of relevant subjects. Executive sessions are held following each Board of Directors meeting on an as needed basis. In fiscal 2013, the outside directors met in executive session at least two times in accordance with the requirements of the NASDAQ Stock Market. The committees of our Board of Directors consist of the Audit Committee, the Compensation Committee and the Nominating Committee. The chart below identifies the members of each of these committees as of the date of this Proxy Statement, along with the number of meetings held by each committee during fiscal 2013:

	Audit	Compensation	Nominating
Number of Meetings	4	4	1
Name of Director:
David B. Westrate	X*	X*	X
Richard McHugh	X	X	X
Brian R. Schilling	X	X	X
Michael L. Swenson		X	X*
James R. Lang		X	X
Timothy A. Nettesheim

X = committee member; * = committee chairman
Timothy A. Nettesheim does not serve as an official member of any of our committees because he is not considered an independent director under applicable standards of the NASDAQ Stock Market. See “Corporate Governance Matters – Director Independence,” for additional information.
Audit Committee
The Audit Committee is responsible for assisting our Board of Directors with oversight of: (1) the integrity of our financial statements; (2) our compliance with legal and regulatory requirements; (3) our independent auditor’s qualifications and independence; and (4) the performance of our internal accounting function and independent auditors. Our Audit Committee has the direct authority and responsibility to appoint, compensate, oversee and retain the independent auditors, and is an “audit committee” for purposes of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee’s report required by the rules of the Securities and Exchange Commission (the “Commission”) appears on pages 11 and 12.
Compensation Committee
The Compensation Committee, in addition to such other duties as may be specified by our Board of Directors, (1) determines the compensation levels of our Chief Executive Officer and other executive officers, including salary rates, participation in incentive compensation and benefit plans, fringe benefits, non-cash perquisites and other forms of compensation; (2) reviews and makes recommendations to our Board of Directors with respect to incentive compensation plans and equity-based plans; and (3) reviews and makes recommendations to our Board of Directors with respect to the compensation of our outside directors. The Compensation Committee also administers our restricted stock, stock option and other stock incentive plans.
Nominating Committee
The Nominating Committee is responsible for assisting our Board of Directors by: (1) identifying individuals qualified to become members of our Board of Directors and its committees; (2) recommending to our Board of Directors nominees for election to the Board at the annual meeting of shareholders; (3) developing and recommending to our Board of Directors a set of corporate governance principles applicable to Citizens; and (4)  assisting our Board of Directors in assessing director performance and the effectiveness of the Board of Directors.
Charters of Committees
The Board of Directors has adopted, and may amend from time to time, a written charter for each of the Audit Committee, Compensation Committee and Nominating Committee. Citizens maintains a website at www.ccf.us. Citizens makes available on its website, free of charge, copies of each of these charters. Citizens is not including the information contained on or available through its website as a part of, or incorporating such information by reference into, this Proxy Statement.
CORPORATE GOVERNANCE MATTERS
Director Independence
Our Board of Directors has reviewed the independence of our continuing directors and the nominees for election to the Board at the Annual Meeting under the applicable standards of the NASDAQ Stock Market. Based on this review, our Board of Directors determined that each of the following directors is independent under those standards:

(1) Richard McHugh	(3) Brian R. Schilling
(2) David B. Westrate	(4) Michael L. Swenson
(5) James R. Lang
Mr. Nettesheim is not independent because Mr. Nettesheim is a partner at Reinhart Boerner Van Deuren s.c. (“Reinhart”), a law firm retained by Citizens and its wholly owned subsidiary, Citizens Community Federal, which collectively paid Reinhart approximately $422,000 in fees for legal services provided during the fiscal year ended September 30, 2013.
Board Leadership Structure
Citizens currently has separate persons serving as the Chief Executive Officer and as Chairman of the Board of Directors. Edward H. Schaefer has served as the Chief Executive Officer of Citizens since January 2010 and Richard McHugh has served as the Chairman of the Board since 1988. Mr. McHugh serves as our lead outside or independent director and is an independent director under the applicable standards of the NASDAQ Stock Market. Although the Board of Directors does not have a formal policy with respect to its leadership structure, we believe that currently separating the positions of Chief Executive Officer and Chairman serves as an effective link between management’s role of identifying, assessing and managing risks and the Board of Directors’ role of risk oversight. Although Citizens believes that the separation of the Chairman and Chief Executive Officer roles is appropriate under current circumstances, it will continue to review this issue periodically to determine whether, based on the relevant facts and circumstances, combining these offices would serve our best interests and the best interests of our shareholders.
The Board’s Role in Risk Oversight
The role of our Board of Directors in Citizens’ risk oversight process includes receiving reports from members of our senior management on areas of material risk to Citizens, including operational, financial, legal and regulatory, strategic and reputational risks. The Board has authorized the Audit Committee to oversee and periodically review Citizens’ enterprise risk assessment and enterprise risk management policies to engage our management directly in carrying out this risk oversight function.
Director Nominations
We have a standing Nominating Committee. Based on the review described under “Corporate Governance Matters – Director Independence,” our Board of Directors has determined that each member of the Nominating Committee is independent under the applicable standards of the NASDAQ Stock Market.
The Nominating Committee will consider director nominees recommended by shareholders. A shareholder who wishes to recommend a person or persons for consideration as a nominee for election to the Board of Directors must send a written notice by mail, c/o Secretary, Citizens Community Bancorp, Inc., 2174 EastRidge Center, Eau Claire, Wisconsin 54701, that sets forth: (1) the name, address (business and residence), date of birth and principal occupation or employment (present and for the past five years) of each person whom the shareholder proposes to be considered as a nominee; (2) the number of shares of our Common Stock beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934) by each such proposed nominee; (3) any other information regarding such proposed nominee that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of directors pursuant to section 14(a) of the Securities Exchange Act of 1934 or as is required by the Corporation’s Bylaws; and (4) the name and address (business and residential) of the shareholder making the recommendation and the number of shares of our Common Stock beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934) by the shareholder making the recommendation.
We may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such proposed nominee to serve as a director. Shareholder recommendations will be considered only if received in accordance with the advance notice provisions contained in the Corporation’s Bylaws.

The Nominating Committee will consider any nominee recommended by a shareholder in accordance with the preceding paragraph under the same criteria as any other potential nominee. The Nominating Committee believes that a nominee recommended for a position on our Board of Directors must have an appropriate mix of director characteristics, experience, diverse perspectives and skills. Qualifications of a prospective nominee that may be considered by the Nominating Committee include:

•	personal integrity and high ethical character;

•	professional excellence;

•	accountability and responsiveness;

•	absence of conflicts of interest;

•	fresh intellectual perspectives and ideas; and

•	relevant expertise and experience and the ability to offer advice and guidance to management based on that expertise and experience.
Citizens does not have a formal policy for the consideration of diversity by the Nominating Committee in identifying nominees for director. Diversity is one of the factors the Nominating Committee may consider and in this respect diversity may include race, gender, national origin or other characteristics.
Communications between Shareholders and the Board of Directors
Our shareholders may communicate with the Board or any individual director by directing such communication to our Corporate Secretary at the address of our corporate headquarters, 2174 EastRidge Center, Eau Claire, Wisconsin 54701. Each such communication should indicate that the sender is a shareholder of the Corporation and that the sender is directing the communication to one or more individual directors or to the Board as a whole.
All communications will be compiled by our Corporate Secretary and submitted to the Board of Directors or the individual directors on a monthly basis unless such communications are considered, in the reasonable judgment of our Corporate Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to Citizens or our business or communications that relate to improper or irrelevant topics. Our Corporate Secretary may also attempt to handle a communication directly where appropriate, such as where the communication is a request for information about Citizens or where it is a stock-related matter.
Attendance of Directors at Annual Meetings of Shareholders
We do not have a formal policy regarding the attendance of our directors and nominees for election as directors at our annual meeting of shareholders. However, we expect that all of our continuing directors and nominees for election as directors at our annual meeting of shareholders will attend the annual meeting, absent a valid reason, such as a schedule conflict. All of our nominee and incumbent directors, who were directors at such time, attended the annual meeting of shareholders held on February  21, 2013.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, including our Chief Executive Officer and Principal Accounting Officer. A copy of the Code of Business Conduct and Ethics is available free of charge by contacting Edward H. Schaefer, our President and Chief Executive Officer, at (715) 836-9994 and has been filed with the Commission as Exhibit 14 to our Annual Report on Form 10-K for the fiscal year ended September 30, 2010, which was filed with the Commission on December 23, 2010.
AUDIT COMMITTEE MATTERS
Report of the Audit Committee
The Audit Committee is currently comprised of three members of our Board of Directors. Based upon the review described above under “Corporate Governance Matters – Director Independence,” our Board of Directors has determined that each member of the Audit Committee is independent as defined in the applicable standards of the NASDAQ Stock Market and the rules of the Commission. The duties and responsibilities of our Audit Committee are set forth in the Audit Committee Charter.
The Audit Committee has:

•	reviewed and discussed our audited financial statements for the fiscal year ended September 30, 2013 with our management and with our independent auditors;

•
discussed with our independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, “Communications with Audit Committees,” as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•
received and discussed with our independent auditors the written disclosures and the letter from our independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the audit committee concerning independence; and

•	discussed with our independent auditors without management present the auditor's independence.
Based on such review and discussions with management and with the independent auditors, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K, for the fiscal year ended September 30, 2013, for filing with the Commission.
AUDIT COMMITTEE:
David B. Westrate – Chairman
Richard McHugh
Brian R. Schilling
Fees of Independent Registered Public Accounting Firm
The following table summarizes the fees we were billed for audit and non-audit services rendered by our independent auditors, Baker Tilly Virchow Krause, LLP, during fiscal years 2013 and 2012.

Service Type	Fiscal Year Ended September 30, 2013	Fiscal Year Ended September 30, 2012
Audit Fees (1)	$109,198	$134,632
Tax Fees (2)	31,820	37,183
Total Fees Billed	$141,018	$171,815

(1)
Includes fees for professional services rendered in connection with the audit of our financial statements for the fiscal years ended September 30, 2013 and September 30, 2012; and the reviews of the financial statements included in each of our quarterly reports on Form 10-Q during those fiscal years.

(2)	Consists of fees for services rendered related to tax compliance, tax advice and tax consultations.
The Audit Committee of our Board of Directors considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of Baker Tilly Virchow Krause, LLP.
The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by our independent auditors. The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy. The Audit Committee reviews and, if appropriate, approves non-audit service engagements in accordance with the terms of such policy, taking into account the proposed scope of the non-audit services, the proposed fees for the non-audit services, whether the non-audit services are permissible under applicable law or regulation and the likely impact of the non-audit services on the independence of the independent auditors.
Each new engagement of our independent auditors to perform non-audit services set forth in the table above has been approved in advance by the Audit Committee pursuant to the foregoing procedures.
Audit Committee Financial Expert
Our Board of Directors has determined that at least one of the members of our Audit Committee qualifies as an “audit committee financial expert” as defined by the rules of the Commission. Brian R. Schilling qualifies as an “audit committee financial expert” based on his work experience and duties as a Principal of Bauman Associates, Ltd., a certified public accounting firm.
TRANSACTIONS WITH RELATED PERSONS
The Bank has a written policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Citizens, in accordance with the Bank’s underwriting guidelines, and do not involve more than the normal risk of collectability or present other unfavorable features.

Timothy A. Nettesheim is a director and a shareholder of Reinhart. Reinhart serves as our outside legal counsel. During fiscal 2013, Citizens and its wholly owned subsidiary collectively paid Reinhart approximately $422,000 for legal services. We believe that the amounts paid to Reinhart are no greater than the fair market value of the services received.
OUR COMPENSATION PROCESS
The following section describes Citizen's 2013 executive compensation program. This analysis provides detailed compensation information for each of our named executive officers, or NEOs. For fiscal 2013, our NEOs are:

Name	Title
Edward H. Schaefer	President and Chief Executive Officer
Mark C. Oldenberg	Chief Financial Officer
Executive Summary
Fiscal 2013 Financial Highlights. Fiscal 2013 was a year of continued improvement in Citizens performance as illustrated by the following key results:

•	Citizens stock price increased from $5.90 per share at September 30, 2012 to $7.25 per share at September 30, 2013, an increase of 23%.

•	Shareholders received an annual dividend of $0.02 per share in 2013, the first dividend payout since August 2009.

•	Citizens net income increased from $206,000 in fiscal 2012 to $1.0 million in fiscal 2013.

•	Nonperforming assets decreased from $5.1 million as of September 30, 2012, to $3.6 million as of September 30, 2013.

•	Non-performing loans decreased from $4.5 million as of September 30, 2012, to $2.6 million as of September 30, 2013.
Key Executive Compensation Actions. The compensation Committee took the following key actions in fiscal 2013:

•
Salaries: Base salaries for Mr. Schaefer and Mr. Oldenberg increased 0.81% and 12.07%, respectively, over fiscal 2012 levels. Mr. Oldenberg's base salary increased with the intention of bringing Mr. Oldenberg's salary closer to the competitive range of salaries paid to Chief Financial Officers within Citizens peer group.

•
Long-Term Incentive Compensation: Citizens granted stock options and restricted stock units to each of its named executive officers in fiscal 2013. Equity was awarded in recognition of Citizens performance, as well as the need to retain its executives and align their interests with the interest of shareholders.

Our Compensation Process
Citizens recognizes the importance of its employees in fulfilling its role as a successful business enterprise and a responsible corporate citizen. Our compensation philosophy is to compensate all employees (including our named executive officers) at a level sufficient to attract, motivate, and retain the talent we need to achieve or surpass the short-term and long-term goals set forth in our business plan, without promoting irresponsible behavior. Guided by this philosophy, the pay and benefits practices of Citizens reflect our vision and values, and the economic condition of the banking industry, and are built on a framework of pay-for-performance, comprehensive position evaluations, and market-competitiveness. Executive management, with approval of our Board of Directors, fulfills our responsibility to promote the best interests of Citizens through the execution of sensible compensation principles and practices.
Citizens’ philosophy is created and sustained on core compensation principles. In determining compensation levels, we consider the key factors to be:

1.
We will not create incentives that foster inappropriate risk nor pay excessive compensation. No Citizens compensation plan, program, or practice will promote excessive risk taking or encourage behavior inconsistent with Citizens’ vision, mission, or strategy. All compensation elements comply with appropriate banking regulations and sound compensation practices, which we believe neither pays excessive compensation nor encourage inappropriate risk taking.

2.
Citizens does not discriminate on the basis of race, gender, religion, national origin, veteran status, handicap, or sexual orientation in determining pay levels. Demonstrated performance, skills, commitment and results determine pay.

3.
Each pay grade and pay range will have a minimum, a maximum, and a mid-point. The minimum is the rate we generally will pay a new hire who meets the required standards of education, skills, and experience. The maximum is the highest rate we will pay a fully qualified performing employee in that job. Salary above mid-point will be based upon exemplary performance.

4.
Compensation levels are driven by an employee’s level of impact on our organization. Not all positions are created equal. Various positions require different levels of skills, knowledge, and personal attributes that drive different rates of pay and/or variable compensation opportunity. We have established a job structure and job evaluation process that provides a formal hierarchy of grades and salary ranges.

All employees should be paid a wage in line with their position within an assigned range for that position. Salary range minimums are a guideline to pay for an entry point position for that wage range. Any incumbent with the requisite skills to perform the job at minimally acceptable standards should be paid at least this rate. The salary range midpoint is developed to represent the wage paid to an employee performing the expectations of their position.
Pay levels for positions are reviewed periodically.

5.
Our ability to pay drives our compensation program. Profitability is a key driver in determining compensation opportunity. The annual salary is the single largest investment Citizens makes each year. It is incumbent on our compensation professionals and senior management to ensure that our plans provide an appropriate return to Citizens and its shareholders, in addition to appropriately compensating successful performance.

Citizens utilizes three general forms of compensation: Base salary, short-term incentive compensation, and long-term incentive compensation. We deliver compensation at various levels of the organization in different ways. In our most senior positions (including for each of our named executive officers), we have a combination of base salary and short-term and long-term incentives to help us attract and retain talented leaders to ensure continued growth and continuity. In positions where there is a clear ability to impact performance by providing short-term incentives linked to specific goals, we have created incentive plans that we believe are market competitive and in line with our ability to pay. Short-and long-term incentives are tied directly to individual performance and/or business results. Awards are paid only when business performance is strong. At the lowest levels of the organization we rely on base salary and short-term incentives. This array of compensation plans permits greater control over managing our fixed costs, while providing competitive and meaningful rewards. Base salaries are fixed, primarily, based on market rates. Based primarily on performance against stated goals, short-and long-term incentive pay gives us the opportunity to reward for performance in a specific year, or over a period of years, without the recurring (and compounding) expense of a base salary adjustment. Each of our compensation components is described in greater detail below.
Summary
Our Compensation Philosophy guides our pay and benefits practices at Citizens and is adjusted based on the business environment. Our programs are based on Citizens’ ability to pay. Citizens’ goals are to invest sufficient compensation to attract, retain, and motivate our workforce to achieve our short- and long-term business goals.
Base salary
We pay base salaries to attract and retain talented employees. Base salary increases are driven primarily by demonstrated value to our organization and are reviewed annually. Merit increases are awarded based on the performance of the employee.
Short-term incentive (STI) plan
We have two main styles of short-term incentive compensation: commissions and annual incentive compensation. Citizens attempts to balance the security provided by base salary with the “at-risk” feature of commissions and annual incentive compensation in its efforts to attract and retain top quality employees and provide proper incentive to enhance the value of Citizen’s common stock for its shareholders. Commissions generally include a formula based on profits or revenues within a given line of business for new business achieved.
Long-term incentive (LTI) plans
Citizens’ long-term incentive plans reward key contributors who have demonstrated long-term positive impact to our success. These plans are designed to provide the opportunity for significant wealth accumulation for key contributors at the senior management level based on the performance of Citizens, and to enhance retention of these key executives. We have three forms of long-term incentives: stock option, deferred compensation, and restricted stock programs. All are designed to reward key significant contributors.
Not all positions are eligible for participation in our long-term incentive plans. Senior officers become eligible at the discretion of the Compensation Committee of our Board of Directors, based on demonstrated long-term value to Citizens. Each of our named executive officers is eligible to participate in our long-term incentive plans.
Our Compensation Committee is independent and involved.

•	The Committee is comprised of fully independent Directors of the Corporation.

•	The Committee decides all compensation matters for our named executive officers.
In addition, our Chief Executive Officer works with our Compensation Committee in making recommendations regarding our overall compensation policies and plans as well as specific compensation levels for our other executive officers and other key employees, other than the Chief Executive Officer. Members of management who were present during Compensation Committee meetings in fiscal 2013 and the first part of fiscal 2014 included our Chief Executive Officer and Chief Financial Officer. The Compensation Committee makes all decisions regarding the compensation of our Chief Executive Officer without our Chief Executive Officer or any other member of our management present.
“At Risk” Compensation is Maintained within Appropriate Levels.

•
Although profitability is a key driver for compensation opportunities, we do not reward, and in fact discourage, the taking of excessive or inordinate risk. Our Compensation Philosophy is “risk-reflective,” meaning we create our pay structure and programs to appropriately reward the returns from acceptable risk-taking through optimal pay mix, performance metrics, calibration and timing.

•	Employees eligible for incentives or commissions for new business are not permitted to make credit, investment, or consumer pricing decisions independently.

•	We have no “highly-leveraged” or uncapped incentive plans. Where there are elements of an incentive plan that are uncapped, the performance drivers of these elements are not risk based.

•
Incentive compensation plans for certain positions which contain significant risk to Citizens (e.g., CEO and CFO) include corporate, division and individual components, and awards are determined or reviewed by the Compensation Committee prior to any payment.

•	Plan sponsors, those executives in charge of business lines in which incentive plans exist, are not eligible for awards under the plans they sponsor.
The Compensation Committee’s charter requires that Citizens provide the Committee with adequate funding to engage any compensation consultants or other advisers the Committee deems it appropriate to engage. During fiscal 2013 and fiscal 2014 to date, the Compensation Committee did not engage any consultant to assist the Board with reviewing our compensation practices and levels.
At the Corporation’s 2011 Annual Meeting of Shareholders, pursuant to a non-binding, advisory vote, shareholders approved the compensation of the Company’s named executive officers as disclosed in the proxy statement for the meeting by a vote of 1,760,978 shares in favor to 164,826 against. The Compensation Committee has considered the results of this advisory shareholder vote and believes that it shows support by the Corporation’s shareholders for the Corporation’s compensation philosophy and the executive compensation programs that implement the Corporation’s compensation philosophy. The Corporation has not significantly changed its executive compensation program following the shareholder advisory vote. Our Board has determined that shareholder advisory (non-binding) votes on executive compensation shall occur every three years. Accordingly, the next shareholder advisory (non-binding) vote on executive compensation will be held in connection with this year's Annual Meeting. See "Proposal 3: Non-Binding Advisory Vote on Executive Compensation" for additional information.
EXECUTIVE OFFICERS
The following table sets forth the name, age, current position and principal occupation and employment during the past five years of our executive officers who are not nominees for or incumbent directors. The information presented includes information each executive officer has given the Corporation about his or her age and his or her principal occupation and business experience for the past five years:

Name	Age	Current Position	Other Positions
Edward H. Schaefer	51
Chief Executive Officer of the Corporation and Chief Executive Officer, President and a director of Citizens Community Federal, the Corporation’s wholly owned subsidiary (the “Bank”), since January 2010.

Mr. Schaefer served as a consultant to the Corporation from October 1, 2009 until January 4, 2010. Mr. Schaefer was with Silver Spring Foods/Huntsinger Farms, a farming and food manufacturing company specializing in the production of horseradish, mustard and sauces, from May 2000 until October 2009, the last seven years serving as its President/Chief Executive Officer. For the twelve years prior to Silver Spring Foods/Huntsinger Farms, Mr. Schaefer held positions of Vice-President and President of various Norwest Bank entities, most recently as President of Norwest Bank/Wells Fargo, in Eau Claire, Wisconsin.

Name	Age	Current Position	Other Positions
Mark C. Oldenberg	43	Chief Financial Officer and Principal Accounting Officer of the Corporation and the Bank since September 29, 2011.
Mr. Oldenberg served as the Chief Financial Officer and Chief Risk Officer of Security Financial Bank of Durand, Wisconsin from March 2008 to September 2011. Prior to joining Security Financial Bank, Mr. Oldenberg served as the Chief Financial Officer of Fidelity National Bank in Medford, Wisconsin from December 2002 through March 2008. Mr. Oldenberg also served as Vice President and Controller of Heritage Bank in Spencer, Wisconsin from May 1999 through December 2002.

SECURITY OWNERSHIP
The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of January 13, 2014 by (1) each director and named executive officer (as defined below), (2) all directors and executive officers as a group, and (3) each person or other entity known by us to beneficially own more than 5% of our outstanding Common Stock.
The following table is based on information supplied to us by the directors, officers and shareholders described above or in information otherwise publicly available in filings with the Commission. We have determined beneficial ownership in accordance with the rules of the Commission. Unless otherwise indicated, the persons and entities included in the table have sole voting and investment power with respect to all shares beneficially owned, except to the extent authority is shared by spouses under applicable law. Shares of our Common Stock subject to options that are either currently exercisable or exercisable within 60 days of January 13, 2014 are treated as outstanding and beneficially owned by the option holder for the purpose of computing the percentage ownership of the option holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The table lists applicable percentage ownership based on 5,153,577 shares outstanding as of January 13, 2014.
Unless otherwise indicated, the address for each person listed below is 2174 EastRidge Center, Eau Claire, Wisconsin 54701.

Name	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Principal Shareholders:
FJ Capital Management, LLC (2)	409,858	7.95%
Phil Lifschitz (1)	400,599	7.77%

Directors and Executive Officers:
Richard McHugh (3)	208,176	4.03%
Michael L Swenson (4)	2,000	*
Brian R Schilling (5)	14,991	*
David B Westrate (6)	135,244	2.62%
Timothy A Nettesheim (7)	15,700	*
James R Lang (8)	27,467	*
Edward H Schaefer (9)	59,890	1.16%
Mark C Oldenberg (10)	9,956	*
All directors (including nominees) and executive officers as a group (8 persons)	473,424	9.07%
* Denotes less than 1%
(1) FJ Capital Management, LLC, on behalf of its clients and principals, including Martin S. Friedman, FJ Capital Long/Short Equity Fund LLC and Compo Investments Partners, LP (collectively, “Friedman”) filed a Schedule 13G on December 26, 2012 reporting that as of December 21, 2012, Friedman was collectively the beneficial owner of 409,858 shares of our Common Stock, with shared voting and investment power over all such shares of Common Stock. Friedman’s business address is FJ Capital Management, LLC, 1313 Dolley Madison Blvd, Ste 306, McLean, VA 22101.
(2) Phil Lifschitz (“Lifschitz”) filed a Schedule 13D/A on April 23, 2013, reporting that as of April 22, 2013, Lifschitz was the beneficial owner of 400,599 shares of our Common Stock, with sole voting and investment power over all such shares of Common Stock. Lifschitz’s business address is Phil Lifschitz, Residence 7 Tulane Dr., Livingston, NJ 07039.

3) Consists of 34,312 shares of our Common Stock held by Mr. McHugh’s spouse, of which 264 shares are held by his spouse as custodian for her grandchildren (Mr. McHugh disclaims beneficial ownership of the shares held by his spouse), 159,624 shares of our Common Stock owned directly by Mr. McHugh and 14,240 shares of our Common Stock subject to stock options.
(4) Consists of 2,000 shares of our Common Stock owned directly by Mr. Swenson.
(5) Consists of 751 shares of our Common Stock owned directly by Mr. Schilling and 14,240 shares of our Common Stock subject to stock options.
(6) Consists of 102,485 shares of our Common Stock owned directly by Mr. Westrate, 14,240 shares of our Common Stock subject to stock options, 6,100 shares of our Common Stock held by Oakdale LLC (“Oakdale”), 9,553 shares of our Common Stock held by Scanton Street, LLP (“Scanton”) and 2,866 shares of our Common Stock held by Northshore Partnership Ltd. (“Northshore”). Under the rules of the Commission, Mr. Westrate may be deemed to have voting and dispositive power as to the shares held by each of Oakdale, Scanton and Northshore since Mr. Westrate is an officer, director and equity owner of each of such entities.
(7) Consists of 15,700 shares of our Common Stock owned directly by Mr. Nettesheim.
(8) Consists of 20,987 shares of our Common Stock owned directly by Mr. Lang in his self-directed IRA, 2,500 shares held by the Leah Delaney Karge Trust, pursuant to which Mr. Lang serves as trustee, and 3,980 shares held by the James & Patricia Lang Grandchildren Education Trust UAD 01/01/2002, pursuant to which Mr. Lang serves as investment manager and has investment discretion over such shares. Mr. Lang disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.
(9) Consists of 36,378 shares of our Common Stock owned directly by Mr. Schaefer and 23,512 shares of our Common Stock subject to stock options.
(10) Consists of 8,664 shares of our Common Stock owned directly by Mr. Oldenberg and 1,292 shares of our Common Stock subject to stock options.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Commission initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of our equity securities on Form 4 or 5. The rules promulgated by the Commission under section 16(a) of the Exchange Act require those persons to furnish us with copies of all reports filed with the Commission pursuant to section 16(a).
Based solely upon a review of copies of such forms furnished to us, or written representations that no Forms 5 were required, except as previously reported in our prior year’s proxy statement, we believe that during the fiscal year ended September 30, 2013 and through the date of this proxy statement all reports required by Section 16(a) to be filed by our directors, executive officers and 10% shareholders were filed with the Commission on a timely basis, except James R. Lang filed a form 4 report on March 15, 2013 reporting transactions occurring on March 1, 2013, March 4, 2013 and March 7, 2013.
EXECUTIVE COMPENSATION
The table below provides information for our last two fiscal years regarding compensation paid by the Corporation to the persons who served as our Principal Executive Officer and Principal Accounting Officer in fiscal 2013, who collectively are referred to herein as our named executive officers.
Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary	Bonus (1)	Option Awards (2)	Stock Awards (3)	All Other Compensation (4)	Total
Edward H. Schaefer	2013	$266,132	$—	$35,914	$88,065	$11,276	$401,387
CEO and Principal Executive Officer	2012	$264,000	$—	$—	$—	$7,717	$271,717
Mark C. Oldenberg	2013	$132,416	$—	$1,550	$31,604	$5,450	$171,020
CFO and Principal Accounting Officer (5)	2012	$118,154	$—	$8,550	$14,125	$3,600	$144,429

Explanatory Notes for Summary Compensation Table:

1.	For fiscal years 2013 and 2012, the Compensation Committee decided not to award any bonus payments.

2.
These amounts reflect the grant date fair value of option awards granted in the applicable fiscal year, computed in accordance with Accounting Standards Codification Topic 718-10 (formerly FAS 123(R). We calculate the grant date fair value of option awards using the Black-Sholes option pricing model. For purposes of this calculation, the impact of forfeitures is excluded until they actually occur. The other assumptions made in valuing option awards are included under the caption “Note 12 – Stock-Based Compensation” in the Notes to our Consolidated Financial Statements in the fiscal year 2013 Annual Report on Form 10-K which was filed with the Commission on December 9, 2013 and such information is incorporated herein by reference.

3.
These amounts reflect the grant date fair value of restricted stock awards granted in the applicable fiscal year, computed in accordance with Accounting Standards Codification Topic 718-10 (formerly FAS 123(R), excluding estimated forfeitures. The assumptions made in valuing stock awards are included under the caption “Note 12 – Stock-Based Compensation” in the Notes to our Consolidated Financial Statements in the fiscal year 2013 Annual Report on Form 10-K which was filed with the Commission on December 9, 2013 and such information is incorporated herein by reference.

4.	The table below shows the components of this column, which include our match for each individual’s 401(k) plan contributions and cash dividends received on unvested restricted stock awards.

Name and Principal Position	Fiscal Year	401(k) Match	Unvested Restricted Stock Cash Dividends	Total “All Other Compensation”
Edward H. Schaefer	2013	$10,645	$631	$11,276
CEO and Principal Executive Officer	2012	$7,717	$—	$7,717
Mark C. Oldenberg	2013	$5,297	$153	$5,450
CFO and Principal Accounting Officer	2012	$3,600	$—	$3,600
Stock Awards
On October 31, 2012 and January 24, 2013, our Compensation Committee issued 10,156 and 5,163 shares of restricted Common Stock, respectively, to Mr. Schaefer. On January 24, 2013, Mr. Oldenberg was issued 5,154 shares of restricted Common Stock by our Compensation Committee. The shares received as part of each of these stock awards vest pro rata over a five year period: 20% of the option shares vest on each anniversary date of the grant date. None of the shares were vested on September 30, 2013. Unvested shares are subject to forfeiture if Mr. Schaefer or Mr. Oldenberg voluntarily leaves the Company or is terminated for cause. All shares will vest immediately if there is a change in control of the Corporation.
Additionally, on October 31, 2012, our Compensation Committee awarded stock options to Mr. Shaefer to purchase 23,219 shares of our Common Stock. On January 24, 2013, our Compensation Committee awarded stock options to each of Mr. Schaefer and Mr. Oldenberg to purchase 1,462 shares of our Common Stock. Each of the option awards granted vest pro rata over a five year period: 20% of the shares vest on each anniversary date of the grant date. None of the option shares were vested on September 30, 2013. The option shares have an exercise price of $5.56 and $6.12, respectively, and expire on the ten year anniversary of the grant date.
Outstanding Equity Awards at Fiscal Year End
The following table sets forth information on outstanding option and restricted stock awards held by the named officers at September 30, 2013, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and expiration date of each outstanding option and the number of shares of restricted stock held at fiscal year end that have not yet vested.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)(1)
Edward H. Schaefer (2)	9,288	13,931	5.48	6/14/2021	6,094	$44,182
Edward H. Schaefer (3)	9,288	13,931	5.00	9/30/2021	6,094	$44,182
Mark C. Oldenberg (4)	1,000	4,000	5.65	7/2/2022	2,000	$14,500
Edward H. Schaefer (5)	—	23,219	5.56	10/31/2022	10,156	$73,631
Edward H. Schaefer (6)	—	1,462	6.12	1/24/2023	5,153	$37,359
Mark C. Oldenberg (6)	—	1,462	6.12	1/24/2023	5,154	$37,367
(1) Market value equals the closing market price of our common stock on September 30, 2013, which was $7.25, multiplied by the number of shares of restricted stock.
(2) The common stock options and restricted shares vest pro rata over a five year period on each of June 14, 2012, June 14, 2013, June 14, 2014, June 14, 2015 and June 14, 2016.
(3) The common stock options and restricted shares vest pro rata over a five year period on each of September 30, 2012, September 30, 2013, September 30, 2014, September 30, 2015 and September 30, 2016.
(4) The common stock options and restricted shares vest pro rata over a five year period on each of July 2, 2013, July 2, 2014, July 2, 2015, July 2, 2016 and July 2, 2017.
(5) The common stock options and restricted shares vest pro rata over a five year period on each of October 31, 2013, October 31, 2014, October 31, 2015, October 31, 2016 and October 31, 2017.
(6) The common stock options and restricted shares vest pro rata over a five year period on each of January 24, 2014, January 24, 2015, January 24, 2016, January 24, 2017 and January 24, 2018.
Employment Agreements
Effective October 28, 2013, the Bank entered into an employment agreement with Edward H. Schaefer our President and Chief Executive Officer (CEO). Under the terms of the agreement, Mr. Schaefer's employment with the Bank shall continue until October 28, 2015.
Additionally, effective October 28, 2013, the Bank entered into an employment agreement with Mark C. Oldenberg our Chief Financial Officer (CFO). Under the terms of the agreement, Mr. Oldenberg's employment with the Bank shall continue until October 28, 2015.
The terms of these employment agreements generally include the following:

•
each of these executive officers has agreed to serve in their role as an officer (CEO in the case of Edward H. Schaefer and CFO in the case of Mark C. Oldenberg) of the Company and the Bank for a term of two years, which is renewable/extendable for a term of 1 year;

•	each of these executive officers is entitled to participate in our bonus plans and stock incentive plan;

•	each of these executive officers is eligible to participate in any medical, health, dental, disability and life insurance policy that we maintain for the benefit of our other senior management;

•
each of these executive officers has agreed not to compete with us during employment and for a period equal to eighteen months thereafter in the case of Edward H. Schaefer and 12 months thereafter in the case of Mark C. Oldenberg and has agreed to maintain the confidentiality of our proprietary information and trade secrets during the term of employment and for eighteen months thereafter in the case of Edward H. Schaefer and 12 months thereafter in the case of Mark C. Oldenberg; and

•
if the executive officer's employment is terminated by us without cause (as defined in the employment agreements), then the executive officer will be entitled to continuation (1) of the executive officer's then effective base salary for a minimum of 24 months in the case of Edward H. Schaefer and 12 months in the case of Mark C. Oldenberg after termination and (2) of medical, dental and health coverage for such 24 month period in the case of Edward H. Schaefer and such 12 month period in the case of Mark C. Oldenberg.

Post-Employment Compensation
401(k) Plan Benefits
Our executive officers are eligible to participate in our 401(k) plan on the same terms as our other employees. Our 401(k) plan is a qualified, tax-exempt savings plan with a cash or deferred feature qualifying under Section 401(k) of the Internal Revenue Code. All employees who have attained age 21 and completed 90 days of continuous employment, are eligible to participate in the 401(k) plan.
Participants are permitted to make salary reduction contributions to the 401(k) plan of up to 100% of their salary, up to a maximum of $17,500 and $17,000 ($23,000 and $22,500 for employees over 50 years of age) for calendar year 2013 and 2012, respectively. We match each contribution in an amount equal to 100% of the participant’s 401(k) deferrals for the year up to 4% of their salary, provided the participant must contribute a minimum of 4% of his or her salary as a condition to receiving the matching contribution. All contributions made by participants are before-tax contributions. All participant contributions and earnings are fully and immediately vested.
Participants may invest amounts contributed to their 401(k) plan accounts in one or more investment options available under the 401(k) plan. Changes in investment directions among the funds are permitted on a periodic basis pursuant to procedures established by the plan administrator. Each participant receives a quarterly statement that provides information regarding, among other things, the market value of all investments and contributions made to the 401(k) plan on the participant’s behalf.
Other Stock Benefit Plans
At the discretion of our Compensation Committee, our executive officers are eligible to participate in our equity incentive plans, including Citizens Community Bancorp, Inc.’s 2004 Stock Option and Incentive Plan, the 2004 Recognition and Retention Plan and the 2008 Equity Incentive Plan. Eligible awards under these plans include, without limitation, stock options, stock appreciation rights, restricted stock and restricted stock units. Eligible participants under these plans include our directors, officers and other employees of Citizens Community Bancorp, Inc. or Citizens Community Federal. Upon the death or disability of the participant or upon a change of control of Citizens Community Bancorp, Inc., these awards become 100% exercisable or vested.
PROPOSAL 2:
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
Our Audit Committee has appointed Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm to audit the Corporation’s consolidated financial statements for the fiscal year ending September 30, 2014. Unless otherwise directed, proxies will be voted FOR the ratification of such appointment.
Although this appointment is not required to be submitted to a vote of shareholders, our Board of Directors believes it appropriate as a matter of policy to request that our shareholders ratify the appointment. If shareholder ratification is not received, the Board of Directors will reconsider the appointment, and may retain that firm or another firm without resubmitting the matter to the Corporation’s shareholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different firm at any time during the fiscal year if it determines that such change would be in the Corporation’s best interests.
It is not expected that a representative of Baker Tilly Virchow Krause, LLP will be present at the Annual Meeting. Company Management will be available to respond to relevant questions.
If a quorum exists, the approval of the ratification of Baker Tilly Virchow Krause, LLP requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Abstentions and broker non-votes will not count toward the determination of whether this proposal is approved.
Board of Directors Recommendation
            The Board of Directors recommends a vote FOR the ratification of Baker Tilly as Citizens' independent registered public accounting firm for the fiscal year ending September 30, 2014.

PROPOSAL 3:
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Commission rules and regulations (and consistent with the similar proposal on executive compensation submitted to the Company's shareholders in connection with the 2011 Annual Meeting of Shareholders), the Company's Board of Directors has authorized a non-binding advisory shareholder vote to approve the compensation of the Company’s named executive officers as reflected in the sections herein titled "Our Compensation Process" and "Executive Compensation," the disclosures regarding named executive officer compensation provided in the various tables included in this Proxy Statement, the accompanying narrative disclosures and the other executive compensation information provided in this Proxy Statement. This proposal, commonly known as a "Say on Pay" proposal, gives the Company's shareholders the opportunity to endorse or not endorse the Company's executive pay programs and policies.
We believe that our compensation policies and procedures, which are reviewed and approved by our Compensation Committee, are designed to align the executive officer's compensation with our short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are important to Citizens' continued success.  The Compensation Committee periodically reviews all elements of our executive compensation program, and takes any steps it deems necessary to continue to fulfill the objectives of our compensation programs.
            Shareholders are encouraged to carefully review the "Our Compensation Process" and "Executive Compensation" sections of this Proxy Statement for a detailed discussion of our executive compensation programs.  These programs have been designed to promote a performance-based culture which aligns the interests of our executive officers and other managers with the interests of the shareholders.  This includes equity awards, with long term vesting requirements based on the executive officers achieving company goals and objectives.
            We believe shareholders should consider the following in determining whether to approve this proposal:

•	We are not required to provide any severance or termination pay or benefits to any named executive officer other than as explicitly provided for in a written employment agreement;

•	The named executive officers are not entitled to any tax gross-up payments in connection with our compensation programs;

•	Each member of Citizens' Compensation Committee is independent under the applicable standards of the NASDAQ Stock Market;

•	The Compensation Committee continually monitors our performance and adjusts compensation practices accordingly;

•	The Compensation Committee regularly assesses our individual and total compensation programs against peer companies, the general marketplace and other industry data points; and

•	We no longer offer supplemental retirement benefits to any of our named executive officers.
            For the reasons discussed above, the Board recommends that the stockholders vote FOR the following resolution:
"Resolved, that the compensation paid to Citizens' named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Commission, including the compensation tables and narrative disclosures, is hereby approved by the shareholders of Citizens Community Bancorp, Inc."
             Because this shareholder vote is advisory, it will not be binding on the Board of Directors.  However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
Vote Required for Approval
            The approval of the non-binding advisory proposal on our executive compensation described in this Proxy Statement requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote thereon.  Abstentions and broker non-votes will not count toward the determination of whether this proposal is approved.
Board of Directors Recommendation
            The Board of Directors recommends a vote FOR the non-binding advisory resolution approving our executive compensation.

ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K
We are required to file an annual report, called a Form 10-K, with the Securities and Exchange Commission. A copy of Form 10-K for the fiscal year ended September 30, 2013 will be made available, without charge, to any person entitled to vote at the Annual Meeting. Written requests should be directed to Edward H. Schaefer, President and Chief Executive Officer of Citizens Community Bancorp, Inc., 2174 EastRidge Center, Eau Claire, Wisconsin 54701.
SHAREHOLDER PROPOSALS
Any shareholder who desires to submit a proposal for inclusion in our 2015 Proxy Statement in accordance with Rule 14a-8 must submit the proposal in writing to Edward H. Schaefer, President and Chief Executive Officer, Citizens Community Bancorp, Inc., 2174 EastRidge Center, Eau Claire, Wisconsin 54701. We must receive a proposal by September 29, 2014 (120 days prior to the anniversary of the mailing date of this Proxy Statement) in order to consider it for inclusion in our 2015 Proxy Statement.
Shareholder proposals that are not intended to be included in the proxy materials for our 2015 annual meeting, but that are to be presented by the shareholder from the floor are subject to advance notice provisions in our Bylaws. According to our Bylaws, in order to be properly brought before the meeting, a proposal not intended for inclusion in our proxy materials must be received at our principal offices after September 29, 2014 (120 days prior to the anniversary of the mailing date of this Proxy Statement) and before October 29, 2013 (90 days prior to the anniversary of the mailing date of this Proxy Statement), except with respect to director nominations. The notice must set forth the following: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of the shareholder proposing such business, as they appear on the Corporation’s books, and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class and number of shares of the Corporation’s capital stock that are beneficially owned or of record by such shareholder and beneficial owner; (iv) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business; and (v) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.
Shareholder proposals related to director nominations under our Bylaws must be received at our principal offices not less than ninety (90) days prior to the date of the meeting; provided, however, that if less than one hundred (100) days’ notice or prior disclosure of the date of the annual meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or otherwise transmitted or the day on which public announcement of the date of the meeting was first made by the Corporation, whichever shall first occur. The shareholder’s notice must comply with the same requirements for the notice described above for proposals other than in connection with director nominations, must be in writing and shall set forth: (a) as to each person whom such shareholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, or any successor rule or regulation, (b) as to the shareholder giving the notice: (i) the name and address of such shareholder as they appear on the Corporation’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such shareholder and such beneficial owner; (iii) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder; (iv) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.
If the notice does not comply with the requirements set forth in our Bylaws, the chairman of the meeting may refuse to acknowledge the matter. If the chairman of the meeting decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the Board of Directors for the 2015 Annual Meeting of Shareholders will have the right to exercise discretionary voting power with respect to such proposal.

OTHER MATTERS
Our directors know of no other matters to be brought before the meeting. If any other matters properly come before the meeting, including any adjournment or adjournments thereof, it is intended that proxies received in response to this solicitation will be voted on such matters in the discretion of the person or persons named in the accompanying proxy form.
BY ORDER OF THE BOARD OF DIRECTORS

Edward H. Schaefer,
Chief Executive Officer
Eau Claire, Wisconsin
January 27, 2014
6089

REVOCABLE PROXY
CITIZENS COMMUNITY BANCORP, INC.
ANNUAL MEETING — MARCH 27, 2014

YOUR VOTE IS IMPORTANT!
PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1. By Telephone (using a Touch-Tone Phone); or
2. By Internet; or
3. By Mail.

To Vote by Telephone:

Call 1-866-416-3858 Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m. (eastern time), March 27, 2014.

To Vote by Internet:

Go to https://www.rtcoproxy.com/czwi prior to 3 a.m. (eastern time), March 27, 2014.

Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted.

Mark here if you plan to attend the meeting. ☐

Mark here for address change and note change. ☐

____

____

____

Annual Meeting Materials are available at:
http://www.cfpproxy.com/6089

FOLD HERE IF YOU ARE VOTING BY MAIL

PLEASE DO NOT DETACH

X **PLEASE MARK VOTES AS IN THIS EXAMPLE**

	For	With-hold	For All Except
1. The election as director of the nominees listed below. (except as marked to the contrary below).	☐	☐	☐

Nominees:
(01) Richard McHugh
(02) Michael L. Swenson

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s) in the space provided below.

____

	For	Against	Abstain
2. The ratification of the appointment of Baker Tilly Virchow Krause, LLP as the Company's Independent registered public accounting firm for the year ending September 30, 2014.	☐	☐	☐
3. The approval of an advisory (non-binding) proposal on executive compensation.	☐	☐	☐

4. In his discretion, to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

The undersigned acknowledges receipt from Citizens Community Bancorp, Inc., prior to the execution of this proxy, of the Notice of Annual Meeting, a Proxy Statement and Citizens Community Bancorp, Inc.'s 2013 Annual Report to Shareholders.

Please be sure to date and sign this vote authorization form in the box below.

Date

Sign above — Co-holder (if any) sign above

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.

Control Number

CITIZENS COMMUNITY BANCORP, INC. — ANNUAL MEETING, MARCH 27, 2014

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at:

http://www.cfpproxy.com/6089

You can vote in one of three ways:

1. Call **toll free 1-866-416-3858** on a Touch-Tone Phone. There is **NO CHARGE** to you for this call.

or

2. Via the Internet at **https://www.rtcoproxy.com/czwi** and follow the instructions.

or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

REVOCABLE PROXY

CITIZENS COMMUNITY BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
March 27, 2014 – 4:00 p.m., LOCAL TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard McHugh and Edward H. Schaefer, and each of them, as the official Proxy Committee of the Board of Directors, each with full powers of substitution, as attorneys and proxies for the undersigned, with each having the right to vote individually and act without the other, with respect to all shares of common stock of Citizens Community Bancorp, Inc., which the undersigned is entitled to vote at the annual meeting of shareholders ("Meeting"), to be held at the Eau Claire Golf and Country Club located at 828 Clubview Lane, Altoona, WI 54720, on Thursday, March 27, 2014, at 4:00 p.m., local time, and at any and all adjournments thereof. The Board of Directors recommends a vote "FOR" the listed proposals.

The proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.

Should a director nominee be unable to serve as a director, an event that Citizens Community Bancorp, Inc. does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

This proxy may be revoked at any time before it is voted by delivering to the Corporate Secretary of Citizens Community Bancorp, Inc., on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Citizens Community Bancorp, Inc. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

6089

401(K) PLAN VOTE AUTHORIZATION
CITIZENS COMMUNITY BANCORP, INC.
ANNUAL MEETING — MARCH 27, 2014

YOUR VOTE IS IMPORTANT!
PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:
1. By Telephone (using a Touch-Tone Phone); or
2. By Internet; or
3. By Mail.

To Vote by Telephone:

Call 1-866-416-3858 Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m. (eastern time), March 27, 2014.

To Vote by Internet:

Go to https://www.rtcoproxy.com/czwi prior to 3 a.m. (eastern time), March 27, 2014.

Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted.

Mark here if you plan to attend the meeting. ☐

Mark here for address change and note change. ☐

____
____
____

Annual Meeting Materials are available at:
http://www.cfpproxy.com/6089

FOLD HERE IF YOU ARE VOTING BY MAIL
PLEASE DO NOT DETACH

X **PLEASE MARK VOTES AS IN THIS EXAMPLE**

	For	With-hold	For All Except
1. The election as director of the nominees listed below. (except as marked to the contrary below).	☐	☐	☐

Nominees:
(01) Richard McHugh
(02) Michael L. Swenson

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s) in the space provided below.

____

4
0
1
K

	For	Against	Abstain
2. The ratification of the appointment of Baker Tilly Virchow Krause, LLP as the Company's Independent registered public accounting firm for the year ending September 30, 2014.	☐	☐	☐
3. The approval of an advisory (non-binding) proposal on executive compensation.	☐	☐	☐

4. In his discretion, to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

The undersigned acknowledges receipt from Citizens Community Bancorp, Inc., prior to the execution of this proxy, of the Notice of Annual Meeting, a Proxy Statement and Citizens Community Bancorp, Inc.'s 2013 Annual Report to Shareholders.

Please be sure to date and sign this vote authorization form in the box below.

Date

Sign above ______________ Co-holder (if any) sign above

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.

Control Number

CITIZENS COMMUNITY BANCORP, INC. — ANNUAL MEETING, MARCH 27, 2014

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at:

http://www.cfpproxy.com/6089

You can vote in one of three ways:

1. Call **toll free 1-866-416-3858** on a Touch-Tone Phone. There is **NO CHARGE** to you for this call.

or

2. Via the Internet at **https://www.rtcoproxy.com/czwi** and follow the instructions.

or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

CONFIDENTIAL
401(K) PLAN VOTE AUTHORIZATION
CITIZENS COMMUNITY BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS
March 27, 2014 – 4:00 p.m., LOCAL TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard McHugh and Edward H. Schaefer, and each of them, as the official Proxy Committee of the Board of Directors, each with full powers of substitution, as attorneys and proxies for the undersigned, with each having the right to vote individually and act without the other, with respect to all shares of common stock of Citizens Community Bancorp, Inc., which the undersigned is entitled to vote at the annual meeting of shareholders ("Meeting"), to be held at the Eau Claire Golf and Country Club located at 828 Clubview Lane, Altoona, WI 54720, on Thursday, March 27, 2014, at 4:00 p.m., local time, and at any and all adjournments thereof. The Board of Directors recommends a vote "FOR" the listed proposals.

The proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.

Should a director nominee be unable to serve as a director, an event that Citizens Community Bancorp, Inc. does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

This proxy may be revoked at any time before it is voted by delivering to the Corporate Secretary of Citizens Community Bancorp, Inc., on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Citizens Community Bancorp, Inc. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

7463

REVOCABLE PROXY
CITIZENS COMMUNITY BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
MARCH 27, 2014, 4:00 P.M. LOCAL TIME

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints Richard McHugh and Edward H. Schaefer, and each of them, as the official Proxy Committee of the Board of Directors, each with full powers of substitution, as attorneys and proxies for the undersigned, with each having the right to vote individually and act without the other, with respect to all shares of common stock of Citizens Community Bancorp, Inc., which the undersigned is entitled to vote at the annual meeting of shareholders ("Meeting"), to be held at the Eau Claire Golf and Country Club located at 828 Clubview Lane, Altoona, WI 54720, on Thursday, March 27, 2014, at 4:00 p.m., local time, and at any and all adjournments thereof. The Board of Directors recommends a vote "FOR" the listed proposals.

The proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.

Should a director nominee be unable to serve as a director, an event that Citizens Community Bancorp, Inc. does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

Mark here if you no longer wish to receive paper annual meeting materials and instead view them online. ☐

Mark here if you plan to attend the meeting. ☐

Mark here for address change. ☐

____

____

____

Comments:

____

____

____

IMPORTANT ANNUAL MEETING INFORMATION

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:

http://www.cfpproxy.com/6089

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

[X] **PLEASE MARK VOTES AS IN THIS EXAMPLE**

	For	With-hold	For All Except
1. The election as director of the nominees listed below. (except as marked to the contrary below).	☐	☐	☐

Nominees:

(01) Richard McHugh
(02) Michael L. Swenson

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s) in the space provided below.

____

	For	Against	Abstain
2. The ratification of the appointment of Baker Tilly Virchow Krause, LLP as the Company's Independent registered public accounting firm for the year ending September 30, 2014.	☐	☐	☐
3. The approval of an advisory (non-binding) proposal on executive compensation.	☐	☐	☐

4. In his discretion, to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

This proxy may be revoked at any time before it is voted by delivering to the Secretary of Citizens Community Bancorp, Inc., on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Citizens Community Bancorp, Inc. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

The above signed acknowledges receipt from Citizens Community Bancorp, Inc., prior to the execution of this proxy, the Notice of Annual Meeting, a Proxy Statement and Citizens Community Bancorp, Inc.'s 2013 Annual Report to Shareholders.

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.

Please be sure to date and sign this proxy card in the box below.

Date

Sign above ____________ Co-holder (if any) sign above

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

6089